Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2008	2007

Net revenue	$153,103	$146,695
Operating expenses:
Personnel expense	50,656	50,384
Medical supplies expense	42,651	38,742
Bad debt expense	11,393	11,285
Other operating expenses	32,235	29,016
Pre-opening expenses	207	248
Depreciation	7,835	7,341
Amortization	149	127
Loss on disposal of property, equipment and other assets	73	28

Total operating expenses	145,199	137,171

Income from operations	7,904	9,524
Other income (expenses):
Interest expense	(2,857)	(3,931)
Loss on early extinguishment of debt	(6,961)	—
Interest and other income, net	100	1,158
Equity in net earnings of unconsolidated affiliates	2,065	2,025

Total other expenses, net	(7,653)	(748)

Income from continuing operations before minority interest and income taxes	251	8,776
Minority interest share of earnings of consolidated subsidiaries	(2,776)	(4,137)

Income from continuing operations before income taxes	(2,525)	4,639
Income tax (benefit)/expense	(909)	2,348

(Loss)/income from continuing operations	(1,616)	2,291
Income from discontinued operations, net of taxes	3,862	773

Net income	$2,246	$3,064

Earnings (loss) per share, basic
Continuing operations	$(0.08)	$0.11
Discontinued operations	0.19	0.03

Earnings (loss) per share, basic	$0.11	$0.14

Earnings (loss) per share, diluted
Continuing operations	$(0.08)	$0.11
Discontinued operations	0.19	0.03

Earnings (loss) per share, diluted	$0.11	$0.14

Weighted average number of shares, basic	19,599	21,028
Dilutive effect of stock options and restricted stock	—	263

Weighted average number of shares, diluted	19,599	21,291

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,	September 30,
	2008	2008
	(Unaudited)

Current assets:
Cash and cash equivalents	$56,912	$93,836
Restricted cash	3,163	3,154
Accounts receivable, net	86,572	83,875
Income tax receivable, net	1,696	3,091
Medical supplies	17,838	15,479
Deferred income tax assets	9,978	9,769
Prepaid expenses and other current assets	10,439	9,796
Current assets of discontinued operations	12,770	20,776

Total current assets	199,368	239,776
Property and equipment, net	341,942	323,729
Investments in affiliates	10,742	15,285
Goodwill	60,174	60,174
Other intangible assets, net	5,914	6,063
Other assets	9,748	8,378
Long-term assets of discontinued operations	—	51

Total assets	$627,888	$653,456

Current liabilities:
Accounts payable	$42,128	$41,642
Accrued compensation and benefits	17,283	16,872
Other accrued liabilities	21,080	24,054
Current portion of long-term debt and obligations under capital leases	15,341	31,920
Current liabilities of discontinued operations	9,510	10,184

Total current liabilities	105,342	124,672
Long-term debt	115,578	115,628
Obligations under capital leases	1,956	2,087
Deferred income tax liabilities	12,276	12,352
Other long-term obligations	4,425	4,454

Total liabilities	239,577	259,193

Minority interest in equity of consolidated subsidiaries	15,880	24,667

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 21,588,880 issued and 19,634,519 outstanding at December 31, 2008; 21,553,054 issued and 19,598693 outstanding at September 30, 2008	216	216
Paid-in capital	456,531	455,494
Accumulated deficit	(38,892)	(41,138)
Accumulated other comprehensive loss	(627)	(179)
Treasury stock, at cost;
1,954,361 shares at December 31, 2008
1,954,361 shares at September 30, 2008	(44,797)	(44,797)

Total stockholders’ equity	372,431	369,596

Total liabilities and stockholders’ equity	$627,888	$653,456

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended December 31,
	2008	2007	% Change

Statement of Operations Data:
Net revenue	$153,103	$146,695	4.4%
Adjusted EBITDA (1)	$17,166	$20,977	(18.2)%
Income from operations	$7,904	$9,524	(17.0)%
(Loss)/income from continuing operations	$(1,616)	$2,291	(170.5)%
Earnings (loss) per share from continuing operations, basic	$(0.08)	$0.11	(172.7)%
Earnings (loss) per share from continuing operations, diluted	$(0.08)	$0.11	(172.7)%

(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended December 31,
	2008	2007	% Change
Selected Operating Data (a):
Number of hospitals	7	7
Licensed beds (c)	509	421
Staffed and available beds (d)	463	404
Admissions (e)	6,757	7,150	(5.5)%
Adjusted admissions (f)	9,874	9,829	0.5%
Patient days (g)	25,181	25,460	(1.1)%
Adjusted patient days (h)	37,044	35,144	5.4%
Average length of stay (days) (i)	3.73	3.56	4.8%
Occupancy (j)	59.1%	68.5%
Inpatient catheterization procedures (k)	3,552	4,049	(12.3)%
Inpatient surgical procedures (l)	2,001	1,947	2.8%
Hospital net revenue	$144,225	$137,151	5.2%

Combined Operating Data (b):
Number of hospitals	9	9
Licensed beds (c)	676	588
Staffed and available beds (d)	628	567
Admissions (e)	9,740	9,769	(0.3)%
Adjusted admissions (f)	14,622	14,167	3.2%
Patient days (g)	34,189	33,725	1.4%
Adjusted patient days (h)	51,162	48,482	5.5%
Average length of stay (days) (i)	3.51	3.45	1.7%
Occupancy (j)	59.2%	64.7%
Inpatient catheterization procedures (k)	4,385	4,776	(8.2)%
Inpatient surgical procedures (l)	2,622	2,686	(2.4)%
Hospital net revenue	$185,023	$176,706	4.7%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s unaudited consolidated financial statements for the three months ended December 31, 2008 and 2007.

	Three Months Ended December 31,
	2008	2007
	(in thousands)
(Loss)/income from continuing operations	$(1,616)	$2,291
Add:
Income tax expense	(909)	2,348
Minority interest share of earnings of consolidated subsidiaries	2,776	4,137
Equity in net earnings of unconsolidated affiliates	(2,065)	(2,025)
Interest and other income, net	(100)	(1,158)
Loss on early extinguishment of debt	6,961	—
Interest expense	2,857	3,931
Loss on disposal of property, equipment and other assets	73	28
Amortization	149	127
Depreciation	7,835	7,341
Pre-opening expenses	207	248
Share-based compensation expense	998	3,709

Adjusted EBITDA	$17,166	$20,977